EXHIBIT 23.2

                             CONSENT OF TANNER + CO
                          CERTIFIED PUBLIC ACCOUNTANTS


                   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated November 19, 1997, which appears in the Annual Report on Form 10-K of Commodore Applied Technologies, Inc. and subsidiaries for the year ended April 30, 1997 , and to the reference of our firm under the caption "Experts" in the Prospectus.

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